SUPPLEMENT TO

Calvert World Values International Equity Fund

Statement of Additional Information dated: January 31, 2002

Date of this Supplement: June 19, 2002

Please note the following changes in the above Statement of Additional Information:

Insert on page 11 the following as new Non-fundamental Investment Restriction #11:

(11) If a proposed reorganization of Calvert South Africa Fund into the Fund is approved by Calvert South Africa Fund shareholders, the Fund will implement a policy that under normal circumstances, it will invest at least 1% of its net assets in investments in Africa.